UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Vicor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held at the following date, time and location:

DATE:	Thursday, June 21, 2012
TIME:	5:00 P.M.
PLACE:	Andover Country Club 60 Canterbury Street Andover, Massachusetts

The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting, at which the Corporation’s management will report on the operations of the Corporation and be available to respond to appropriate questions from stockholders.

The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

PATRIZIO VINCIARELLI
Chairman of the Board, President and Chief Executive Officer

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 21, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation, a Delaware corporation (the “Corporation”), will be held on Thursday, June 21, 2012, at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

1.  To fix the number of Directors at nine and to elect nine Directors to hold office until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.  To consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 30, 2012, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a written declaration delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed Proxy Card.

By Order of the Board of Directors

James A. Simms
Secretary

Andover, Massachusetts

April 19, 2012

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION

25 FRONTAGE ROAD

ANDOVER, MASSACHUSETTS 01810

TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 21, 2012

April 19, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member thereof being a “Director”) of Vicor Corporation (the “Corporation”) from owners of the outstanding shares of capital stock of the Corporation (the “Stockholders”, or as an individual, a “Stockholder”) for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Thursday, June 21, 2012, at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, Stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to Stockholders on or about May 10, 2012. The Board of Directors has fixed the close of business on April 30, 2012, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only Stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2012, there were 30,043,777 shares of Common Stock and 11,767,052 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to 10 votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed Proxy Card received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the shares so represented will be voted FOR the sole proposal set forth herein. It is not anticipated any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A Stockholder of record may revoke a proxy at any time before it has been exercised by: (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any Stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a Stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of Stockholders of a majority in interest of all capital stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by investment brokerage firms or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone, e-mail or other form of electronic communication without special compensation for such activities. The Corporation will also request those holding shares in their names or in the names of their nominees that are beneficially owned by others to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

The Corporation’s 2011 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2011, will be mailed to Stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Proxy Statement, as applicable, to a Stockholder at a shared address to which a single copy of the document was delivered.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 21, 2012:

The Proxy Statement and Annual Report to Stockholders is available at www.vicorpower.com/proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of the Corporation has recommended the number of Directors be fixed at nine and has nominated the nine individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, each nominee will serve until the 2013 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified or until his death, resignation or removal. Properly executed Proxy Cards will be voted for the nominees named below unless otherwise specified. The Board anticipates each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board is unable to serve or for good cause will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board, if one is nominated. A plurality of the votes cast by the Stockholders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes, and votes withheld from any nominee will have no effect on this proposal.

Dr. Patrizio Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, beneficially owned, as of February 28, 2012, 9,675,480 shares of Common Stock and 11,023,648 shares of Class B Common Stock, together representing 81.1% of the voting power of the outstanding stock of the Corporation, sufficient to elect each of the nominees named below, and has indicated an intention to vote in favor of fixing the number of Directors at nine and the election of all nominees.

The Board unanimously recommends a vote FOR fixing the number of Directors at nine and the election of all of the nominees.

Information Regarding Nominees & Qualifications

The following sets forth certain information as of March 31, 2012, with respect to the nine nominees for election to the Board. The information presented includes information each Director has provided us about age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies for which the Director currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, and skills that led the Board as a whole to conclude the nominee possessed the necessary attributes to serve as a Director, the Board as a whole also considered each nominee’s reputation for integrity, honesty and adherence to high ethical standards.

Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” See also “Certain Relationships and Related Transactions.” There is no family relationship among any of the Directors and /or executive officers of the Corporation.

Name	Age	Director Since	Principal Occupation for Past Five Years
Patrizio Vinciarelli	65	1981	Dr. Vinciarelli has been Chairman of the Board, President and Chief Executive Officer of the Corporation since 1981. Dr. Vinciarelli is qualified to serve on our Board of Directors, given his standing as a leading innovator in the development of power conversion technologies and his role as the Corporation’s founder, President and Chief Executive Officer.

Estia J. Eichten	65	1981	Dr. Eichten has been Senior Scientist with the Fermi National Accelerator Laboratory since 1989. While a Director of the Corporation, he served as President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to 2000, and has served as a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation since July 2000. Dr. Eichten’s qualifications to serve on our Board of Directors include his extensive knowledge of electronics and power conversion, as well as the deep understanding of our products and organization that he has acquired in his 31 years of service as a Director.

David T. Riddiford	76	1984	Mr. Riddiford served from 1987 until his retirement in 2005 as the general partner of Pell, Rudman Venture Management, L.P., which is the general partner of PR Venture Partners, L.P., a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm. Mr. Riddiford also served as a member of the Board of Directors of Datawatch Corporation, a publicly-held provider of enterprise reporting and business intelligence solutions and support center software from 1989 until 2010. Mr. Riddiford’s qualifications to serve on our Board of Directors include four decades of experience in investing, monitoring and advising companies as a venture capitalist, as well as the deep understanding of our business that he has acquired in his 28 years of service as a Director.

Name	Age	Director Since	Principal Occupation for Past Five Years
Barry Kelleher	63	1999	Mr. Kelleher has been President of the Corporation’s Brick Business Unit since 2006 and previously served as Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit (from 2005 to 2006), Senior Vice President, Global Operations (from 1999 to 2005), and Senior Vice President, International Operations (from 1993 to 1999). Prior to joining the Corporation in 1993, Mr. Kelleher was employed by Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group. Mr. Kelleher’s qualifications to serve on our Board of Directors include his long-standing tenure as a senior executive in the power conversion industry, his leadership role in the Corporation, and his considerable experience in power industry sales and operations management.

Samuel J. Anderson	55	2001	Mr. Anderson has been the Chairman of the Board, President and Chief Executive Officer of Great Wall Semiconductor Corporation, a semiconductor manufacturer, since its inception in 2002. Previously, Mr. Anderson was Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors (from 1999 to 2001) and held various positions within the semiconductor operations of Motorola, Inc. (from 1984 to 1999). Mr. Anderson also served as non-executive Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a supplier of power management semiconductors from 2001 to 2011. Mr. Anderson is qualified to serve on our Board of Directors given his technical expertise and his experience as an executive and director of other companies in the semiconductor and power management industries.

Claudio Tuozzolo	49	2007	Mr. Tuozzolo has been President of Picor Corporation, a subsidiary of the Corporation, since 2003. Previously, he had been Director of Integrated Circuit Engineering for the Corporation from February 2003 to November 2003 and Manager of Integrated Circuit Design from 2001 to February 2003. Before joining the Corporation in 2001, Mr. Tuozzolo was a Principal Design Engineer for SIPEX Corporation from 1999 to 2001. Mr. Touzzolo is qualified to serve on our Board of Directors given his role as leader of our strategically important Picor subsidiary, his extensive experience in the semiconductor and power management industries, and his technical expertise and knowledge of our products.

Name	Age	Director Since	Principal Occupation for Past Five Years
James A. Simms	52	2008	Mr. Simms has been Chief Financial Officer and Secretary of the Corporation since 2008. From 2007 until 2008, he was a Managing Director of Needham & Company, LLC, an investment banking and asset management firm. Previously, he had served as a Managing Director with the investment banking firm of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company (from 2004 to 2007) and as a Managing Director of the investment banking firm of Adams, Harkness & Hill, Inc. (from 1997 to 2004). Mr. Simms is a member of the Board of Directors of PAR Technology Corporation, a publicly-held provider of information technology solutions in the hospitality and specialty retail industries, as well as a provider of advanced technology systems and support services to the United States military and other governmental agencies. Mr. Simms is qualified to serve on our Board of Directors given his prior career in investment banking, his familiarity with the securities markets, his expertise with complex financial matters, and his experience as a director of other companies.

Jason L. Carlson	50	2008	Mr. Carlson has been, since 2010, President and CEO of QD Vision Inc., a developer of nanotechnology-based products for solid state lighting and displays. Prior to joining QD Vision, Mr. Carlson served as Chief Executive Officer of Emo Labs, Inc., an early-stage developer of innovative audio speaker technology from 2006 to 2010. From 2002 to 2005, he was President and Chief Executive Officer of Semtech Corporation, a publicly-traded vendor of analog and mixed-signal semiconductors, with an emphasis on power management applications. From 1999 to 2002, he was Vice President & General Manager for the Crystal Product Division and the Consumer Products & Data Acquisition Division of Cirrus Logic, Inc. a publicly-traded vendor of analog and mixed-signal semiconductors for consumer and industrial applications. Mr. Carlson joined Cirrus Logic in 1999 when that company acquired AudioLogic, Inc., of which he had been Chief Executive Officer. Mr. Carlson also served as a Board of Director for Advanced Advanced Analogic Technologies Inc., a supplier of power management semiconductors from 2010 to 2011. Mr. Carlson’s qualifications to serve on our Board of Directors include his experience as both a public company executive and as an entrepreneur, his experience as a director of other companies, as well as his understanding of the evolution of technical innovation in the semiconductor and power conversion industries.

Name	Age	Director Since	Principal Occupation for Past Five Years
Liam K. Griffin	45	2009	Mr. Griffin has been Executive Vice President and General Manager, High Performance Analog for Skyworks Solutions, Incorporated, a designer, manufacturer and marketer of performance analog and mixed signal semiconductors that enable wireless connectivity since January 2011. Previously, Mr. Griffin served as Senior Vice President, Sales and Marketing of Skyworks Solutions from 2001 to 2010. Prior to this, he was employed by Vectron International, a division of Dover Corp., as Vice President of Worldwide Sales from 1997 to 2001, and as Vice President of North American Sales from 1995 to 1997. His prior experience also included positions in marketing and engineering with units of AT&T Corp. Mr. Griffin’s qualifications to serve on our Board of Directors include his experience in building and managing sales and marketing organizations in technology-driven, global organizations.

CORPORATE GOVERNANCE

The Board and Its Committees

The Corporation is a “controlled company” in accordance with the corporate governance rules contained in the Marketplace Rules of the Nasdaq OMX Group, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, holds more than 50% of the voting power of the outstanding capital stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent Directors on its Board of Directors, (2) the compensation of its executive officers determined by independent Directors, nor (3) its Director nominees selected or recommended by independent Directors. The Board has determined four of its nine Directors (Messrs. Carlson, Eichten, Griffin and Riddiford) are independent Directors for purposes of the NASDAQ Rules. The Corporation does not have a lead independent director.

Due to the Corporation status as a controlled company and Dr. Vinciarelli’s leadership of the Corporation since its founding, Dr. Vinciarelli fulfills both the roles of Chief Executive Officer and Chairman of the Board. As Chief Executive, he is responsible for setting the strategic direction of the Corporation and the day to day leadership and performance of the Corporation. As Chairman of the Board, Dr. Vinciarelli presides over meetings of the Board and, in collaboration with Mr. Simms, in his capacity as Secretary of the Corporation, establishes an agenda for each meeting.

The Board held three meetings during the fiscal year ended December 31, 2011 and acted by written consent in lieu of meeting on one occasion to approve the declaration of the cash dividend paid on August 9, 2011. Each of the Directors attended 75% or more of the total number of meetings of the Board and meetings of the committees thereof. Directors are expected to attend each year’s Annual Meeting in person unless doing so is impracticable due to unavoidable conflicts. All of the Directors attended the 2011 Annual Meeting of Stockholders.

The Board has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing Nominating Committee because it believes the Board as a whole is in the best position to evaluate potential Director nominees and, therefore, it is not necessary for the Corporation to have a separate committee responsible for such evaluations. The full Board performs the function of such a committee.

The Audit Committee is composed of Messrs. Carlson, Eichten, Griffin and Riddiford (Mr. Griffin was appointed to the Audit Committee on October 22, 2011). Information regarding the functions performed by the

Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee”. The Audit Committee is governed by a written charter approved by the Board on February 3, 2007. The Board has determined all four members of the Audit Committee are “independent” under the applicable NASDAQ Rules and rules of the United States Securities and Exchange Commission (the “SEC”). The Board also has determined one of the present members of the Audit Committee, Mr. Carlson, meets the definition of “audit committee financial expert” as defined by Item 407(d) of Regulation S-K promulgated by the SEC. The Audit Committee charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “Company” and the subheading “Corporate Governance”. The Audit Committee held seven formal meetings during 2011.

The Executive Compensation Committee is currently composed of Messrs. Carlson, Eichten, Griffin and Riddiford. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation, approving all grants of stock options by the Corporation and its subsidiaries, and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board. The Executive Compensation Committee does not have a written charter. The Executive Compensation Committee held seven formal meetings during 2011 and acted by written consent in lieu of meetings on 16 occasions to approve stock option awards granted during 2011.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation’s risks. The Board regularly reviews information regarding the Corporation’s strategy, operations, financial position, and legal affairs, addressing the risks associated with each.

While the Board is ultimately responsible for the Corporation’s risk analysis and risk management procedures, the Audit Committee assists the Board in overseeing such responsibilities, with particular focus on the integrity and effectiveness of the Corporation’s financial reporting processes. The Audit Committee reviews guidelines and policies on enterprise risk management, including risk assessment and risk management related to the Corporation’s major financial risk exposures and management’s monitoring and control of such exposures. At each meeting of the Audit Committee, management presents information addressing issues related to risk analysis and risk management.

In addition to the risk oversight role undertaken by the Audit Committee, the Executive Compensation Committee assists the Board in overseeing the Corporation’s compensation policies and practices as they relate to the Corporation’s risk management and risk-taking incentives. The Executive Compensation Committee has determined the compensation policies and practices for the Corporation’s employees are not reasonably likely to have a material adverse effect on the Corporation.

Director Nomination Process

The full Board performs the Director nomination function for the Corporation. The Board does not have a charter governing the Director nomination process, although it has established Director nomination procedures setting forth the current process for identifying and evaluating Director nominees.

Board Membership Criteria — At a minimum, the Board must be satisfied each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in collaboration with the other nominees to the Board, in collectively serving the interests of the Corporation and its Stockholders. In addition to the minimum qualifications set forth above, the Board seeks to select for nomination persons possessing relevant industry or technical experience and, so that the independence of the Audit Committee is maintained, persons meeting the “independence” requirements of the NASDAQ Rules and the SEC.

Identifying and Evaluating Nominees — The Board may solicit recommendations from any sources it deems appropriate. The Board will evaluate all proposed nominees in the same manner, evaluating the qualifications of any recommended candidate and conducting inquiries it deems appropriate, without discrimination on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. In identifying and evaluating proposed nominees, the Board may consider, in addition to the minimum professional qualifications discussed above and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the diversity of experience, geographic representation, and backgrounds of other nominees. Based on these considerations, the Board may nominate a Director candidate it believes will, together with the other nominees, best serve the interests of the Corporation and its Stockholders.

Stockholder Recommendations — The Board’s current policy is to review and consider, in accordance with the procedures described above, any candidates for Director recommended by Stockholders of the Corporation entitled to vote for the election of Directors. All Stockholder recommendations for Director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

All Stockholder recommendations for Director candidates must include the following information:

•	the name and address of record of the Stockholder;

•

a representation that the Stockholder is a record holder of shares of capital stock of the Corporation entitled to vote in the election of Directors, or if the Stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Exchange Act;

•

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate;

•

a description of the qualifications and background of the proposed Director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the Stockholder and the proposed Director candidate;

•	the consent of the proposed Director candidate (1) to be named in the proxy statement relating to the Corporation’s Annual Meeting and (2) to serve as a Director if elected at such Annual Meeting; and

•	any other information regarding the proposed Director candidate required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board

If a Stockholder wishes to communicate with any Director or the Board as a whole, he or she may do so by addressing such communications to: [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).

Code of Business Conduct and Ethics

The Corporation has established and adopted a Code of Business Conduct and Ethics. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com, under the heading “Company” and the subheading “Corporate Governance”.

Executive Officers

Executive officers hold office until the first meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

Patrizio Vinciarelli, Ph.D., 65, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.

H. Allen Henderson, 64, President, Westcor Division, and Vice President of the Corporation, since March 1999. Mr. Henderson also has served as President and Chief Executive Officer of VLT, Inc., a wholly-owned subsidiary of the Corporation, since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, serving as Director of Marketing.

Douglas W. Richardson, 64, Vice President and Chief Information Officer, since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development, and, from 1994 to 1996, Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers LLP, specializing in manufacturing automation systems.

Barry Kelleher, 63, President of the Corporation’s Brick Business Unit, since May 2006. Mr. Kelleher held the positions of Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit from June 2005 to May 2006, Senior Vice President, Global Operations from March 1999 to June 2005, and Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed by Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

Richard E. Zengilowski, 57, Vice President, Human Resources, since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer of automated time and attendance products, from 1992 to 2001, serving as Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

Richard J. Nagel, Jr., 55, Vice President, Chief Accounting Officer, since May 2006. From December 2007 to April 2008, Mr. Nagel also held the position of Interim Chief Financial Officer. From 2005 to 2006, Mr. Nagel held the position of Senior Director, Corporate Controller, and, from 1996 to 2005, Director, Corporate Controller. Prior to joining the Corporation in 1996, Mr. Nagel was employed by Ernst & Young LLP, an international public accounting firm, serving in a variety of positions from 1982 to 1996, most recently as Senior Manager.

James A. Simms, 52, Chief Financial Officer and Secretary, since April 2008. Prior to joining the Corporation, Mr. Simms held the position of Managing Director of Needham & Company, LLC, an investment banking and asset management firm, from March 2007 to April 2008. From November 2004 to March 2007, Mr. Simms held the position of Managing Director with the investment banking firm of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company. From 1997 to 2004, Mr. Simms served in a series of senior positions with the investment banking firm of Adams, Harkness & Hill, Inc.

Philip D. Davies, 52, Vice President, Global Sales and Marketing, since February 2011. Prior to joining the Corporation, Mr. Davies was employed by the new Solid State Light Engine business unit of OSRAM Sylvania as Business Creation Team Leader Solid State Light Engines from September 2010 to February 2011. From 2006 to 2010, Mr. Davies held the position of Vice President, Sales and Marketing, with NoblePeak Vision Corporation, a developer of night vision camera cores. From 1995 to 2006, Mr. Davies served in various positions with Analog Devices, Inc., a manufacturer of high-performance analog, mixed-signal and digital signal processing integrated circuits, most recently as Director of World Wide Business Development. From 1987 to

1995, Mr. Davies served in a number of positions with Allegro MicroSystems, Inc., a manufacturer of high-performance power and Hall-effect sensor integrated circuits, most recently as Vice President, Engineering.

Michael S. McNamara, 51, Vice President, Quality and Technical Operations, since May 2011. Mr. McNamara held the positions of Vice President, Quality and Technical Operation of the Corporation’s Brick Business Unit from 2008 to April 2011, Vice President, Quality of the Corporation’s Brick Business Unit from 2006 to 2008, Senior Director of Quality from 2001 to 2008, Manager of Quality, Data and Analysis from 1999 to 2001 and Senior Quality Engineer from 1995 to 1999. Prior to joining the Corporation in 1995, Mr. McNamara was employed by Alpha Industries Inc.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation (and Director nominee), (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group (including Director nominees), in each case based on representations of the Directors and executive officers of the Corporation as of February 29, 2012, a review of filings on Forms 3, 4, 5, 13F and on Schedules 13D and 13G under the Exchange Act . Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares set forth opposite such beneficial owner’s name. The information in the table reflects shares outstanding of each class of common stock on February 29, 2012, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of February 29, 2012, in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,810,729 shares of common stock that were outstanding on such date, of which 30,043,677 were shares of Common Stock entitled to one vote per share and 11,767,052 were shares of Class B Common Stock entitled to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

Name of Beneficial Owner(1)	Total Number of Shares Beneficially Owned(2)(3)		Percent of Common Stock Beneficially Owned	Percent of Class B Common Stock Beneficially Owned	Percent of Voting Power
Patrizio Vinciarelli	20,699,128		32.1%	93.7%	81.1%
Estia J. Eichten	1,181,108	(4)	1.6%	5.9%	5.0%
David T. Riddiford	102,732	(5)	*	*	*
Barry Kelleher	26,017		*	*	*
Samuel J. Anderson	21,631		*	*	*
Richard E. Zengilowski	10,560		*	*	*
James A. Simms	15,760		*	*	*
Claudio Tuozzolo	6,584		*	*	*
Jason L. Carlson	18,384		*	*	*
Liam K. Griffin	8,137		*	*	*
All Directors and executive officers as a group (15 persons)	22,110,948		34.3%	99.6%	86.2%
Manatuck Hill Partners, LLC(6) 1465 Post Road East Westport, CT 06880	2,025,440		6.7%	*	1.4%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock of the Corporation that are exercisable or will become exercisable on or before April 30, 2012 in the following amounts:

Name of Beneficial Owner	Shares
Estia J. Eichten	9,384
David T. Riddiford	5,760
Barry Kelleher	23,760
Samuel J. Anderson	5,760
Richard E. Zengilowski	10,000
James A. Simms	15,760
Claudio Tuozzolo	6,584
Jason L. Carlson	18,384
Liam K. Griffin	8,137

(3)	The calculation of the total number of shares of Common Stock beneficially owned includes the following: for Dr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten, 690,700 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,714,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 71,945 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Information reported is based upon a Form 13G filed on February 14, 2012. All shares are held by Manatuck Hill Partners, LLC, which holds sole voting and dispositive power with regard to such shares. We have not made any independent determination as to the beneficial ownership of such holder and are not restricted in any determination we may make by reason of inclusion of such holder or its shares in this table.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy

The primary objective of the Corporation’s compensation program is to attract, motivate, and retain highly qualified and productive employees, using a combination of cash and equity based rewards geared to incent and reward superior performance. Salaries and cash bonuses encourage effective performance relative to current plans and objectives, while stock options are utilized to attract new talent, to retain key contributors, promote longer-term focus and to more closely align the interests of employees holding such options with those of Stockholders.

The compensation of the Corporation’s executive officers reflects their success as a team in attaining key performance indicators. In addition, each executive officer’s individual performance (as described below) represents the basis for determining his or her overall compensation.

Overview of Executive Compensation and Process

Elements of compensation for executive officers include: salary, cash bonus, stock incentive awards, health, disability, life insurance and certain perquisites.

The Chief Executive Officer makes compensation recommendations to the Executive Compensation Committee with respect to the executive officers, although the Executive Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards. Such executive officers are not present at the time of these deliberations. The Executive Compensation Committee approves the annual salary of Dr. Vinciarelli, Chairman of the Board, President, and Chief Executive Officer.

The amount of each element of executive compensation is determined by the Chief Executive Officer and approved by the Executive Compensation Committee. The following factors are considered in determining the amount of each executive officer’s compensation:

•	Performance against corporate and individual goals for the previous year;

•	The relative effort made and difficulties encountered by the executive officer in pursuit of these goals; and

•	Performance in the context of the overall performance of management.

The competitiveness of the Corporation’s compensation program is assessed using local and national salary survey data. The survey data enables the Chief Executive Officer and Executive Compensation Committee to benchmark the Corporation against companies of similar size, within the same industry, and/or within the same geographic region. The survey data is used as a comparison when completing the annual merit increases for executive officers and salaried employees. The Chief Executive Officer makes salary recommendations based on the salary data and evaluation of the respective merit, skills, experience and performance of each executive officer.

2011 Advisory Votes on Executive Compensation

At the Corporation’s Annual Meeting of Stockholders held on June 23, 2011, our Stockholders cast an advisory vote to approve the compensation of our named executive officers (referred to as “Say on Pay”) as disclosed in our proxy statement for that Annual Meeting. Stockholders approved the Say on Pay proposal by the affirmative vote of 99.5% of the votes cast at that Annual Meeting. The Executive Compensation Committee believes this affirms Stockholders’ support of the Corporation’s approach to executive compensation and, therefore, did not change its approach during 2011. At last year’s Annual Meeting, our Stockholders also cast an advisory vote on the frequency of future Say on Pay votes. The frequency receiving the highest number of votes at that Annual Meeting was every three years and, in accordance with the outcome of that advisory vote, our Board determined it will hold Say on Pay advisory votes every three years.

SUMMARY COMPENSATION TABLE FOR FISCAL 2011

Name and Principal Position	Year	Salary(1)	Bonus	Option Awards(2)	All Other Compensation(3)	Total
Patrizio Vinciarelli	2011	$368,953	$—	$—	$35,324	$404,277
President, Chief	2010	351,384	—	744,450	23,225	1,119,059
Executive Officer	2009	353,347	—	—	23,028	376,375

James A. Simms	2011	288,571	—	16,754	41,267	346,592
Vice President,	2010	277,472	—	124,600	29,664	431,736
Chief Financial Officer	2009	276,800	50,000	17,022	28,364	372,186

Philip D. Davies	2011	223,462	—	606,276	15,781	845,519
Vice President,	2010	—	—	—	—	—
Global Sales and Marketing	2009	—	—	—	—	—

Barry Kelleher	2011	335,625	50,000	16,754	28,843	431,222
President, Brick	2010	319,882	—	137,402	32,059	489,343
Business Unit	2009	315,875	—	17,022	26,554	359,451

Claudio Tuozzolo	2011	270,200	—	16,754	27,025	313,979
President, Picor	2010	254,018	—	414,223	22,239	690,480
Corporation	2009	255,577	—	17,022	22,514	295,113

(1)	The amounts reported under the column heading “Salary” reflect the actual amounts paid to executive officers in the respective year. The Corporation pays its salaried employees every two weeks, which creates an “extra” pay cycle in a year on rare occasions. As a result, there were 27 pay cycles in 2009, while there were 26 pay cycles in 2011 and 2010. The 2011 salary for Mr. Davies was for the period from February 7, 2011, when he joined the Corporation, through year-end.

(2)	The amounts reported under the column heading “Option Awards” reflect the aggregate grant date fair value of stock option awards in each year presented. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Corporation’s financial statements. Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 2, 2012, for the relevant assumptions used to determine the valuation of the Corporation’s option awards.

The amounts reported in 2010 for Dr. Vinciarelli include options granted with performance-based vesting provisions tied to achievement of certain margin targets by the VI Chip Business Unit, as the Corporation determined that it is probable that the margin targets could be achieved. The amounts reported in 2010 for Messrs. Simms and Kelleher excluded options granted with performance-based vesting provisions tied to achievement of certain quarterly revenue targets by the Brick Business Unit, as the Corporation determined that it is not yet probable that the revenue targets could be achieved. Had these amounts been included, they would be as follows:

James A. Simms	$313,160
Barry Kelleher	626,321

The amounts reported under “Option Awards” shown for Messrs. Simms and Kelleher, as well as Mr. Tuozzolo, also include options granted as compensation for their service on the Corporation’s Board of Directors.

(3)	“All Other Compensation” amounts include car allowance, gasoline allowance, supplemental health, dental and vision insurance, the taxable portion of life insurance benefits, and the Corporation’s matching 401(k) plan contribution for each employee shown. Dr. Vinciarelli’s car allowance is $10,800, while all other amounts are individually below the threshold for individual disclosure.

Base Salary

Base salaries for the Corporation’s executive officers are based on the Corporation’s operating performance relative to comparable peer companies within certain survey information. In setting base salaries for fiscal 2011, national and local executive salary survey data for executive officers with comparable qualifications, experience and responsibilities at selected peer companies was evaluated to determine an appropriate range for merit increases. Each year such merit increase data is presented to the Executive Compensation Committee and Chief Executive Officer for approval.

Bonus

Outstanding accomplishments or the achievement of certain specific goals is rewarded through discretionary cash bonus payments, determined by the Chief Executive Officer and approved by the Executive Compensation Committee. During 2011, Mr. Kelleher earned a discretionary cash bonus of $50,000. During 2008, Mr. Simms earned a discretionary cash bonus of $50,000 that was paid in 2009. During 2011 and 2009, discretionary cash bonus payments, ranging from $10,000 to $36,000, were paid to certain corporate and business unit vice presidents.

Stock Option and Equity Incentive Programs

Because of the direct relationship between the value of a stock option and the market price of the Corporation’s common stock, the Board considers the granting of stock options to be an effective method of motivating executive officers to manage the Corporation in a manner consistent with the interests of the Corporation and its Stockholders.

The Executive Compensation Committee approves stock options grants to executive officers and employees. There is no set formula for the granting of discretionary option awards to individual executive officers or employees. Stock options also are granted to certain employees upon commencement of their employment. Grants to newly hired employees are effective on the first business day of the month following employment, subject to approval by the Executive Compensation Committee.

During 2011, 2010, and 2009, non-performance based options for the purchase of the Corporation’s common stock were granted under the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan (the “Vicor 2000 Plan”). Performance-based options for the purchase of the Corporation’s common stock were also granted under the Vicor 2000 Plan in 2010. The exercise price of stock options for the purchase of the Corporation’s common stock is generally set at the closing price of the Corporation’s common stock on The NASDAQ Stock Market, LLC (“NASDAQ”) on the effective date of the grant. In certain circumstances, the exercise price may be set at a higher level to provide for additional performance incentives. The non-performance based grants generally vest over various periods of up to five years and may be exercised for up to 10 years from the date of grant, which is the maximum contractual term. The performance-based grants vest upon the achievement of certain quarterly revenue targets by the Brick Business Unit, and may also be exercised for up to 10 years from the date of grant. As discussed in the Directors’ Compensation section, stock options are granted to all Directors, with the exception of Dr. Vinciarelli, on the date of the Annual Meeting, in accordance with the terms of the Vicor 2000 Plan.

During 2011 and 2010, non-performance based options for the purchase of VI Chip Corporation (“VI Chip”) common stock were granted under the VI Chip Corporation 2007 Stock Option and Incentive Plan, as amended (the “2007 VI Chip Plan”). Performance based options for the purchase of VI Chip common stock were also granted under the 2007 VI Chip Plan in 2010. All grants were reviewed and approved by the VI Chip Board of Directors and the Corporation’s Executive Compensation Committee. There were no stock options granted under the 2007 VI Chip Plan in 2009. There is no set formula for the granting of discretionary option awards to individual executive officers or employees of VI Chip. The non-performance based grants have a five year vesting schedule and may be exercised for up to 10 years from the date of grant, which is the maximum contractual term. The performance-based grants vest upon the achievement of certain margin targets and may also be exercised for up to 10 years from the date of grant. Grants to new hires are effective on the first business day of the month following employment, subject to approval by the VI Chip Board of Directors and the Corporation’s Executive Compensation Committee. VI Chip stock options are granted at a price not less than the fair value of a share of VI Chip common stock on the date of grant, as determined by the VI Chip Board of Directors and the Corporation’s Executive Compensation Committee.

During 2011 and 2010, non-performance based options for the purchase of Picor Corporation (“Picor”) common stock were granted under the Picor Corporation Amended 2001 Stock Option and Incentive Plan, as amended (the “2001 Picor Plan”). All grants were reviewed and approved by the Picor Board of Directors and the Corporation’s Executive Compensation Committee. There were no stock options granted under the 2001 Picor Plan in 2009. There is no set formula for the granting of discretionary option awards to individual executives or employees of Picor. These grants have a five year vesting schedule and may be exercised for up to 10 years from the date of grant, which is the maximum contractual term. Grants to new hires are effective on the first business day of the month following employment, subject to approval by the Picor Board of Directors and the Corporation’s Executive Compensation Committee. Picor stock options are granted at a price not less than the fair value of a share of Picor common stock on the date of grant, as determined by the Picor Board of Directors and the Corporation’s Executive Compensation Committee.

Equity Compensation Plan Information

The following table sets forth certain aggregated information for the Corporation as December 31, 2011 (the end of the most recently completed fiscal year), regarding equity securities underlying stock option awards made under the Vicor Corporation 1993 Stock Option Plan (the “Vicor 1993 Plan”), the Vicor Corporation 1998 Stock Option and Incentive Plan (the “Vicor 1998 Plan”) and the Vicor 2000 Plan (collectively the “Vicor Plans”), the 2007 VI Chip Plan and 2001 Picor Plan. All equity compensation plans of the Corporation have been approved by its Stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column [a])
	[a]
Equity compensation plans approved by security holders:
Vicor Plans	1,755,815	$13.45	1,335,907
2007 VI Chip Plan	10,514,750	1.00	39,485,250
2001 Picor Plan	9,979,983	0.62	26,226,719

Perquisites

All employees who participated in the Corporation’s 401(k) plan received up to $3,675 in matching funds in 2011. All named executive officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan and received matching funds. All employees receive the same health and insurance benefits. In general, employees pay approximately 30% of the health premium due. In addition to participating in the health plan offered to all employees, executive officers may also receive supplemental health, dental, vision, and certain long term care insurance benefits. The Corporation does not provide pension arrangements, post-retirement health coverage, or similar benefits for its executive officers or employees.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2011

Name	Grant Date	All other Option Awards Number of Securities Underlying Options(1)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Option Awards(2)
Vicor Plans
James A. Simms	6/23/2011	3,197	$15.64	$16,754
Philip D. Davies	3/1/2011	100,000	15.07	606,276
Barry Kelleher	6/23/2011	3,197	15.64	16,754
Claudio Tuozzolo	6/23/2011	3,197	15.64	16,754

(1)	Options granted on June 23, 2011 as compensation for their service on the Corporation’s Board of Directors.

(2)	Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 2, 2012, for the relevant assumptions used to determine the valuation of both non performance-based and performance-based option awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

Vicor Plans	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)(3)	Option Exercise Price	Option Expiration Date(2)
James A. Simms	3,623	—	$6.90	6/25/2012
	2,137	2,137	11.70	6/24/2013
	—	3,197	15.64	6/23/2014
	10,000	20,000	12.44	5/1/2018
	—	50,000	13.73	8/27/2020
Philip A. Davies	—	100,000	15.07	3/1/2021
Barry Kelleher	3,623	—	6.90	6/25/2012
	20,000	—	20.00	2/21/2013
	2,137	2,137	11.70	6/24/2013
	—	3,197	15.64	6/23/2014
	4,000	16,000	11.80	3/12/2020
	—	100,000	13.73	8/27/2020
Claudio Tuozzolo	4,447	—	6.90	6/25/2012
	2,137	2,137	11.70	6/24/2013
	—	3,197	15.64	6/23/2014

(1)	Generally, non performance-based stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Performance-based options become exercisable upon the achievement of the performance targets as outlined in the option award.

(2)	The expiration date of each non performance-based stock option generally occurs five years after the vesting date of each installment. For performance-based stock options, the time from the vesting date to the expiration date may vary depending if and when the performance-based vesting target is met.

(3)	The unexercisable option vesting schedule under the Vicor Plans as of December 31, 2011 is as follows:

Name	Grant Date	Shares	Vest Date
James A. Simms	5/1/2008	10,000	5/1/2012
	5/1/2008	10,000	5/1/2013
	6/24/2010	2,137	6/24/2012
	6/23/2011	1,599	6/23/2012
	6/23/2011	1,598	6/23/2013
	8/27/2010	50,000	*
Philip D. Davies	3/1/2011	20,000	2/7/2012
	3/1/2011	20,000	2/7/2013
	3/1/2011	20,000	2/7/2014
	3/1/2011	20,000	2/7/2015
	3/1/2011	20,000	2/7/2016
Barry Kelleher	3/12/2010	4,000	3/12/2012
	3/12/2010	4,000	3/12/2013
	3/12/2010	4,000	3/12/2014
	3/12/2010	4,000	3/12/2015
	6/24/2010	2,137	6/24/2012
	6/23/2011	1,599	6/23/2012
	6/23/2011	1,598	6/23/2013
	8/27/2010	100,000	*
Claudio Tuozzolo	6/24/2010	2,137	6/24/2012
	6/23/2011	1,599	6/23/2012
	6/23/2011	1,598	6/23/2013

*	The options granted on August 27, 2010 contain performance-based vesting provisions contingent on the achievement of certain quarterly revenue targets by the Brick Business Unit. Because the performance-based vesting provisions have not been met, the Corporation cannot determine the vest date of these options at this time.

2007 VI Chip Plan	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)(3)	Option Exercise Price	Option Expiration Date(2)
Patrizio Vinciarelli	3,200,000	800,000	$1.00	6/4/2017
	—	1,500,000	1.00	12/31/2020
James A. Simms	20,000	80,000	1.00	12/31/2020
Barry Kelleher	40,000	10,000	1.00	5/14/2017

(1)	Generally, non performance-based stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Performance-based options become exercisable upon the achievement of the performance targets as outlined in the option award.

(2)	The expiration date of each non performance-based stock option generally occurs five years after the vesting date of each installment. For performance-based stock options, the time from the vesting date to the expiration date may vary depending if and when the performance-based vesting target is met.

(3)	The unexercisable option vesting schedule under the 2007 VI Chip Plan as of December 31, 2011 is as follows:

Name	Grant Date	Shares	Vest Date
Patrizio Vinciarelli	6/4/2007	800,000	6/4/2012
	12/31/2010	1,500,000	*
James A. Simms	12/31/2010	20,000	12/31/2012
	12/31/2010	20,000	12/31/2013
	12/31/2010	20,000	12/31/2014
	12/31/2010	20,000	12/31/2015
Barry Kelleher	3/25/2008	10,000	5/14/2012

*	The options granted to Dr. Vinciarelli on December 31, 2010 contain performance-based vesting provisions contingent on the achievement of certain margin targets by the VI Chip Business Unit. Because the performance-based vesting provisions have not been met, the Corporation cannot determine the vest date of these options.

2001 Picor Plan	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)(2)	Option Exercise Price	Option Expiration Date
James A. Simms	40,000	160,000	$0.57	11/1/2020
Claudio Tuozzolo	200,000	—	0.25	1/2/2012
	200,000	—	0.25	3/3/2013
	14,340	—	0.25	1/1/2013
	600,000	—	0.75	11/3/2013
	16,000	—	0.75	1/1/2014
	24,000	—	0.75	8/26/2014
	150,000	—	0.88	6/5/2016
	75,000	50,000	1.01	6/12/2018
	265,868	1,063,472	0.57	11/1/2020

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2001 Picor Plan is as follows as of December 31, 2011:

Name	Grant Date	Shares	Vest Date
James A. Simms	11/1/2010	40,000	11/1/2012
	11/1/2010	40,000	11/1/2013
	11/1/2010	40,000	11/1/2014
	11/1/2010	40,000	11/1/2015
Claudio Tuozzolo	6/12/2008	25,000	6/12/2012
	6/12/2008	25,000	6/12/2013
	11/1/2010	265,868	11/1/2012
	11/1/2010	265,868	11/1/2013
	11/1/2010	265,868	11/1/2014
	11/1/2010	265,868	11/1/2015

OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2011

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)
James A. Simms	20,000	$81,947

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.

Post-Employment Compensation

Pension Benefits

The Corporation does not provide pension arrangements or post-retirement health coverage for executive officers or employees. Executive officers are eligible to participate in a 401(k) defined contribution plan. In any plan year, the Corporation will make a matching contribution equal to 50% of the first 3% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $3,675. All executive officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan during fiscal 2011 and received matching contributions.

Nonqualified Deferred Compensation

The Corporation does not provide any nonqualified defined contribution or other deferred compensation plans.

Other Post-Employment Payments

All employees, including executive officers, are employees-at-will and, as such, do not have employment contracts with the Corporation. Stock options issued under the Vicor 2000 Plan, the 2007 VI Chip Plan, and the 2001 Picor Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable. As of December 31, 2011, the intrinsic value of unvested options held by named executive officers was as follows:

Named Executive Officer	Number of Unvested Options as of December 31, 2011(1)	Intrinsic Value of Unvested Options as of December 31, 2011
2007 VI Chip Plan
Patrizio Vinciarelli	2,300,000	$46,000
James Simms	80,000	1,600
Barry Kelleher	10,000	200
2001 Picor Plan
James Simms	160,000	16,112
Claudio Tuozzolo	1,063,472	107,092

(1)	Information for the 2001 Picor Plan excludes unvested options with exercise prices exceeding the market value of the Corporation’s stock as of December 31, 2011. Information for the Vicor Plan is excluded from the table, as all unvested options have exercise prices exceeding the market value of the Corporation’s stock as of December 31, 2011, and, therefore, the intrinsic value of those unvested options as of December 31, 2011 is zero.

DIRECTORS COMPENSATION FOR FISCAL 2011

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)(3)	Total
Samuel J. Anderson	$30,000	$16,754	$46,754
Jason L. Carlson	30,000	16,754	46,754
Estia J. Eichten	30,000	16,754	46,754
Liam K. Griffin	30,000	16,754	46,754
David T. Riddiford	30,000	16,754	46,754

(1)	Dr. Vinciarelli has been omitted from this table since he receives no compensation for serving on the Board. Messrs. Kelleher, Simms and Tuozzolo have been omitted from this table because, as employee Directors, they receive no fees in addition to their salary for serving on the Board. Their stock option awards are included in the Summary Compensation Table.

(2)	The amounts reported under the column heading “Option Awards” reflect the aggregate grant date fair value of stock option awards during 2011. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Corporation’s financial statements. Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 2, 2012, for the relevant assumptions used to determine the valuation of option awards.

(3)	The aggregate grant date fair value and aggregate number of stock options awarded and outstanding as of December 31, 2011 was as follows:

Name	Grant Date Fair Value of Stock Options	Number of Awards Outstanding
Samuel J. Anderson	$41,312	11,094
Jason L. Carlson	98,872	29,718
Estia J. Eichten	48,665	14,718
Liam K. Griffin	87,849	22,471
David T. Riddiford	41,312	11,094

	$318,010	89,095

Overview of Director Compensation and Procedures

The level of compensation of non-employee Directors is reviewed on an annual basis. To determine how appropriate the current level of compensation for non-employee Directors is, the Board reviews data from a number of different sources including:

•	publicly available data describing director compensation in peer companies;

•	survey data collected by the human resources department; and

•	information obtained directly from other companies.

Non-employee Directors are compensated through a combination of cash payments and equity-based awards. Each non-employee Director receives a quarterly retainer of $7,500 for his services. Expenses incurred by non-employee Directors in attending board and committee meetings are reimbursed.

Additionally, each Director, other than any Director holding in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Dr. Vinciarelli), receives an annual grant of non-qualified stock options following the Annual Meeting of Stockholders under the Vicor 2000 Plan. Currently, the formula to calculate the stock option award is $50,000 divided by the price of a share of common stock at the close of market as reported on the NASDAQ on the day of the Annual Meeting of Stockholders. Accordingly, each

Director, other than Dr. Vinciarelli, received non-qualified stock options to purchase up to 3,197 shares of common stock on June 23, 2011 at an exercise price of $15.64 per share. Half of these options will become exercisable one year after the grant date, while the remainder becomes exercisable after two years. These options expire three years from the grant date.

Directors who are also employees do not receive cash compensation for service on the Board.

Compensation Committee Report

The Executive Compensation Committee of the Board of Directors of the Corporation (the “Executive Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2011 with management. Based on the reviews and discussions referred to above, the Executive Compensation Committee recommended to the board that the CD&A be included in the Proxy Statement for the year ended December 31, 2011, for filing with the SEC.

Submitted by the Executive Compensation Committee

Jason L. Carlson

Estia J. Eichten

Liam K. Griffin

David T. Riddiford

Compensation Committee Interlocks and Insider Participation

Messrs. Carlson, Eichten, Griffin, and Riddiford serve on the Executive Compensation Committee. Messrs. Carlson, Eichten, Griffin, and Riddiford do not serve as executive officers of the Corporation. The Board is not aware of any compensation committee interlocks or other relationships that would represent a potential conflict of interest.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, including a discussion of the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3600T, which adopted on an interim basis Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm the auditors’ independence from management and the Corporation and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for the firm’s annual audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their periodic examination, their evaluation of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee held seven meetings during fiscal 2011.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Submitted by the Audit Committee:

Jason L. Carlson

Estia J. Eichten

Liam K. Griffin

David T. Riddiford

Certain Relationships and Related Transactions

Mr. Anderson, a Director of the Corporation, is the founder, Chairman of the Board, President and Chief Executive Officer (“CEO”), as well as the majority voting shareholder, of Great Wall Semiconductor Corporation (“GWS”). GWS and its subsidiary design and sell semiconductors, conduct research and development activities, develop and license patents, and litigate against those who infringe upon its patented technologies. The Corporation’s gross investment in non-voting convertible preferred stock of GWS totaled $5,000,000 as of December 31, 2011, giving the Corporation an approximately 28% ownership interest in GWS. The Corporation and GWS are parties to an intellectual property cross-licensing agreement, a license agreement and two supply agreements under which the Corporation purchases certain components from GWS. Purchases from GWS totaled approximately $5,577,000 in 2011. The Corporation owed GWS approximately $500,000 for such purchases as of December 31, 2011.

The Corporation accounts for its investment in GWS under the equity method of accounting. The Corporation has determined that, while GWS is a variable interest entity, the Corporation is not the primary beneficiary. The key factors in the Corporation’s assessment were that the CEO of GWS has: (i) the power to direct the activities of GWS that most significantly impact its economic performance, and (ii) has an obligation to absorb losses or the right to receive benefits from GWS, respectively, that could potentially be significant to GWS. There was no allocation of equity method income (loss) in 2011 as GWS incurred a net loss for the year.

The Corporation’s policy and procedures with respect to the review, approval and/or ratification of related party transactions are set forth in the Corporation’s Audit Committee Charter and, in summary, require the Audit Committee to review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and to discuss with management the business rationale for the transactions and whether appropriate disclosures have been made. The related party transactions described above were subject to this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2011, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported, except that, due to an inadvertent administrative error, the Form 3 filed by Mr. McNamara on April 3, 2012 was late.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, acting under authorization of the Board, pursuant to the Audit Committee charter, and following the Corporation’s By-Laws, selected Grant Thornton LLP (“GT”) as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2011. A representative of GT is expected to be present at the Annual Meeting and will be provided an opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

The following table summarizes the fees for services rendered by GT for the fiscal years ended December 31, 2011 and 2010 in each of the following categories:

	2011	2010
Audit Fees	$836,000	$862,000
Audit Related Fees	21,000	21,000
Tax Fees	176,000	164,000

Total Fees	$1,033,000	$1,047,000

Audit Fees include services provided in connection with the audit of the Corporation’s consolidated financial statements (including internal control reporting under Section 404 of the Sarbanes-Oxley Act), the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally, and accounting consultations related to the audited financial statements and necessary to comply with generally accepted auditing standards in the U.S.

Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.

Tax Fees include services provided in connection with tax compliance, tax advice, tax planning, and assistance with tax audits.

Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to the Corporation by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by GT for the fiscal years 2011 and 2010.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2013 Annual Meeting of Stockholders must be received by the Corporation on or before January 16, 2013, in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any Stockholder proposal be transmitted by certified mail, return receipt requested.

Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 1, 2013. These proxies will also confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 1, 2013, subject to SEC rules governing the exercise of this authority.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – –

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the

    2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

+

.		For	Withhold		For	Withhold		For	Withhold
	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐

	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐	08 - Jason L. Carlson	☐	☐	09 - Liam K. Griffin	☐	☐

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2012 Annual Meeting of Stockholders on June 21, 2012.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

Proxy — Vicor Corporation	COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 21, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2012, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 21, 2012 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2011 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

– – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – –

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

+

		For	Withhold		For	Withhold		For	Withhold
	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐
	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐	08 - Jason L. Carlson	☐	☐	09 - Liam K. Griffin	☐	☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2012 Annual Meeting of Stockholders on June 21, 2012.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

Proxy — Vicor Corporation	CLASS B COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 21, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2012, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 21, 2012 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2011 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.